UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): January 12, 2009

MINDSPEED TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50499	01-0616769
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)
4000 MacArthur Boulevard, East Tower
Newport Beach, California 92660-3095
(Address of Principal Executive Offices) (Zip Code)
(949) 579-3000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers
(b) On January 12, 2009, Donald H. Gips notified Mindspeed Technologies, Inc. (the “Company”) that he wished to resign from his service as a member of the Company’s Board of Directors in order to serve as White House Director of Presidential Personnel for the incoming United States Presidential Administration. Mr. Gips’ resignation was effective January 15, 2009.
A copy of the Company’s press release issued January 16, 2009, announcing the resignation of Mr. Gips, is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description

99.1	Press Release of the Company issued January 16, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC.
Date: January 16, 2009	By:	/s/ Brandi R. Steege
Brandi R. Steege
Vice President, Legal, and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of the Company issued January 16, 2009.